Events After the Balance Sheet Date	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Events after the balance sheet date [Abstract]
Events after the balance sheet date
10.	Events after the Reporting Period

Loan Agreement

On September 9, 2022 the Company entered into a loan agreement with FiveT Investment Management Ltd., Dominik Lysek and Thomas Meyer (the “Lenders”), pursuant to which the Lenders have agreed to loan to the Company an aggregate of CHF 600,000.00, which loan bears interest at the rate of 5% per annum and matures as of March 31, 2023. The Company agreed to grant to the Lenders warrants (the “Warrants”) to purchase an aggregate 41,667 common shares. The Warrants will be exercisable at an exercise price of CHF 7.20 per share for up to five years from October 1, 2022.

Divestiture of inner ear therapeutic assets

On October 21, 2022, the Company announced the sale of 90% of the share capital of its subsidiary Zilentin AG and of an option to purchase the subsidiaries Auris Medical AG, Otolanum AG, Auris Medical Ltd. and Auris Medical Pty Ltd (the “Additional Subsidiaries”) – representing the Company’s inner ear therapeutic assets – to a European family office (the “Buyer”) for a cash consideration of USD 1 million each. Under the terms of the option agreement (the “Option”) Zilentin will be entitled to purchase the Additional Subsidiaries for an upfront payment of USD 25 million plus up to USD 55 million upon reaching certain clinical and regulatory milestones as well as royalties on revenues generated with products based on Altamira’s RNA delivery technology for certain inner ear targets at a mid-single digit percentage. The Option may be exercised for 30 days from October 19, 2022 (the “Closing Date”); beyond that period, Zilentin will have a right of first refusal to acquire these companies until year end with the upfront payment increasing by USD 1 million per month. Due to a delay in the closing of the Zilentin Transaction, the Company and the Buyer agreed on November 23, 2022 to amend their agreement, extending the Closing Date to December 15, 2022 at the latest, increasing the share capital of Zilentin AG to be sold under the transaction from 90 to 100% and raising the amount of the initial payment for the purchase of Zilentin and for the option to purchase the Additional Subsidiaries from USD 2 million to USD 2.2 million.

Subsequent to June 30, 2022, and after completion of the disposal of Zilentin and the sale of the purchase option for the Additional Subsidiaries, the respective assets and liabilities associated with the purchase option will be classified as held for sale and measured at the lower of carrying amount and fair value less costs to sell. The assets held for sale mainly comprise capitalized development costs related to the AM-125 program, which amounted to CHF 12.0 million as of June 30, 2022.

Reverse share split

On October 25, 2022, the Company effected a one-for-twenty reverse stock split. Following the share split, the Company had 1,074,713 common shares at a par value of CHF 0.20 each outstanding. No fractional common shares were issued as fractional common shares were settled in cash.

Commitment purchase agreement

On November 14, 2022, we entered into a term sheet with LPC for the conclusion of a purchase agreement under which LPC would commit to subscribe for up to USD 10,000,000 of our common shares over the 24-month term of the purchase agreement. The Company and LPC endeavor to enter into a mutually acceptable purchase agreement (the “2022 Commitment Purchase Agreement”) and related documentation within ten business days from the date of the term sheet. The Company shall pay to LPC upon signing of the 2022 Commitment Purchase Agreement a commitment fee at its sole discretion of either (i) USD 250,000 in cash or (ii) issue 50,000 Common Shares and prepare and file as soon as practicable a resale registration statement registering the shares issuable under the 2022 Commitment Purchase Agreement.

31. Events after the balance sheet date

On February 4, 2022, the Company entered into a convertible loan agreement (the “Loan Agreement”) with FiveT Investment Management Ltd. (the “Lender”), pursuant to which the Lender has agreed to loan to the Company CHF 5,000,000 (the “Loan”), which Loan bears interest at the rate of 10% per annum and matures 12 months from the date (the “Disbursement Date”) the Loan proceeds were disbursed to the Company, which occurred on February 8, 2022. The Company may prepay all or part of the Loan after six months after the Disbursement Date; provided that the Company will pay an amount equal to 130% of the desired prepayment amount. The Lender has the right to convert all or part of the Loan, including accrued and unpaid interest, at its option, into common shares, subject to the limitation that the Lender own no more than 9.99% of the common shares at any time. The conversion price of the Loan into common shares is USD 1.9458, which corresponds to 150% of USD 1.2972 (the trading volume weighted average price, the “VWAP”, per common share on the NASDAQ stock exchange on the Disbursement Date), converted into Swiss Francs at the midpoint of the interbank exchange rate shown by UBS on the day of receipt of the conversion notice at 4:00 pm Central European Time. The conversion price shall be lowered in the event that the Company raises equity before the maturity date of the Loan through a public or private offering of common shares at an issue price that is at least 10 (ten) % below the VWAP (the “New Issue”), according to the formula set forth in the Loan Agreement (the “Adjustment”). Sales of common shares through equity line or at-the-market programs are not considered New Issues triggering the Adjustment.

On March 4, 2022 we announced that we had entered into an exclusive licensing and distribution agreement for Bentrio™ with Nuance Pharma Ltd. ("Nuance") in Chinese Mainland, Hong Kong, Macau and South Korea (the "Territory"). Under the terms of the Agreement, we will initially supply Bentrio™ to Nuance. Nuance will make an upfront payment of $1 million and pay to Altamira development and commercial milestones of up to $3 million and up to $19.5 million, respectively. Nuance will have the right to register and commercialize Bentrio™ in the Territory. In a second stage, Nuance will assume local production of the product for the Territory upon certain milestones. Once Nuance assumes local production of Bentrio™, it will pay to Altamira a staggered royalty on net sales in the Territory at a high-single to low-double-digit percentage.